                                                                    Exhibit 99.1

ANC Rental Corporation, et al.                                                               Case No. 01-11200 Jointly Administered
                          COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                                            For the Period July 1, to July 31, 2002

                                                     Current Period Activity              Activity - Filing Period to Date
                                               ----------------------------------         ----------------------------------
                                                   Actual             Projected              Actual              Projected
                                               -------------         ------------         -------------         ------------
Cash - Beginning of Period                     $ 146,337,061         $ 17,472,000         $ 101,226,814         $ 99,778,000

Receipts:
    Credit Card and Local Deposits             $ 212,936,208        $ 186,678,000        $1,521,985,701       $1,338,643,000
    Collections of Accounts Receivable            65,872,980           42,208,000           450,129,641          260,369,000
    Other Receipts                                31,407,463           56,230,000           166,693,679          187,408,000
                                               =============         ============         =============        =============
Total Receipts                                 $ 310,216,651        $ 285,116,000        $2,138,809,021       $1,786,420,000

Disbursements:
       US Trustee Fees Paid                         $ 78,250                  $ -             $ 225,750                  $ -
   4   Fleet Operating Expenses                   15,813,737           16,060,000           114,429,876          126,740,000
  5a   Personnel - Net Cash Payroll               22,918,419           18,814,018           186,843,521          176,125,539
  5b   Personnel - Payroll Taxes Paid              8,640,752            7,093,302            69,719,442           62,787,399
  5c   Personnel - Benefits Payments               7,476,721            6,137,734            51,205,793           46,173,529
  5d   Personnel - Payments of
         Garnishments Withheld                       204,585              167,947             1,582,663            1,493,778
   6   Travel Expenses Paid                          651,825              276,000             2,496,472            2,673,000
   7   Fuel Payments For Rental Fleet              4,221,608            4,733,000            32,651,595           36,749,000
   8   Airport - Agency - Concession
         Fees Paid                                18,422,605            6,492,000           141,035,697           48,150,000
   9   Insurance Payments Auto Liability           4,872,690           10,061,000            12,818,611           49,427,000
  10   Insurance - Other                             542,545            1,860,000            21,339,439           13,020,000
  11   Facility and Other Fixed Operating
         Expenses Paid                            18,221,281            8,160,000           138,732,280          101,386,000
  12   Other Miscellaneous Operating
         Expenses Paid                                     -                    -                     -                    -
  13   Travel Agency Tour Operator
         Commission Payments                       6,487,436            8,374,000            68,155,069           60,381,000
  14   Advertising Payments                        4,093,263            3,961,000            24,284,066           43,546,000
  15   IT Consulting Payments                      5,269,121            3,757,000            36,991,429           31,631,000
  16   IT Other Cash Payments                      1,036,914            5,839,000            17,864,188           46,941,000
  17   Sales Taxes and Other Taxes Paid           24,155,315           25,231,000           181,610,821          209,682,000
  18   Professional Fees Paid - Ordinary
         Course                                    2,362,259              172,000            10,849,365            4,530,000
  19   Professional Fees Paid - Bankruptcy
         Professionals                             3,603,719            1,680,000            10,616,242           16,760,000
  20   Other Miscellaneous Operating
         Expenses Paid                             8,412,558            4,096,000            70,293,380           34,760,000
  22   Liability Insurance Payments -
         Self Insured Program                      4,012,404            1,276,000            32,297,228           32,114,000
  23   Capital Expenditures                        1,492,238            5,787,000             4,267,939           43,877,000
  24   Interest and Financing Fees Paid              752,168              540,000            18,605,114            7,790,000
  25   Vehicle Holding Costs Paid                 66,377,030            2,700,000           617,110,993          575,392,000
 25.1  Fleet Purchase Payments and
         Financing Enhancements                   95,600,178          102,326,000           239,174,771          163,626,000
  26   Working Capital Fundings to
         Subsidiaries                                      -                    -             4,000,000            6,000,000
                                               =============         ============         =============        =============
Total  Disbursements                           $ 325,719,621        $ 245,594,000        $2,109,201,745       $1,941,755,245

Net Cash Flow                                  $ (15,502,970)        $ 39,522,000          $ 29,607,277       $ (155,335,245)

                                               -------------         ------------         -------------         ------------
Cash at End of Period                          $ 130,834,091         $ 56,994,000         $ 130,834,091        $ (55,557,245)
                                               =============         ============         =============        =============


Notes:   A revised cash budget was released on February 15, 2002.
         "Projected" amounts for the month of June posted from the revised budget. "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget. Effective July 2002 and for future periods, category 12 "Other" has been combined with Category 20 "Other"

ANC Rental Corporation et al.,
Case No. 01-11200 Jointly Administered
Summary Combined Balance Sheet
July 31, 2002




                                     Assets

Cash & Cash Equivalents                                         $ 130,760,052
Restricted Cash                                                        74,039
Receivables, net                                                  120,926,401
Prepaid Expenses                                                   47,867,919
Revenue Earning Vehicles, net                                     (24,049,854)
Property Plant & Equip, net                                       269,455,763
Intangible Assets, net                                            127,131,913
Investment in Subsidiaries                                      3,786,633,047
Other Assets                                                       30,923,858
                                                              ---------------
    Total Assets                                              $ 4,489,723,138
                                                              ===============


                       Liabilities & Shareholders' Equity

Accounts Payable                                                $ 149,686,629
Estimated Debt - Vehicle Rental                                             -
Accrued Liabilities                                               254,703,915
Insurance Reserves                                                291,053,150
Other Debt                                                        286,572,426
Deferred Income Taxes                                             253,710,734
Interest rate hedges at fmv                                        82,260,000
Due to Affiliates                                                 700,295,348
Other Liabilities                                                  85,688,913
                                                              ---------------
    Total Liabilities                                           2,103,971,115

Shareholders' equity                                            2,385,752,023
                                                              ---------------
    Total Liabilities & Shareholders' Equity                  $ 4,489,723,138
                                                              ===============

ANC Rental Corporation, et al.,
Case Number 01-11200 Jointly Administered
Summary Statement of Operations
For the Periods as Indicated


                                                  For the One         For the Period
                                                  Month Ended        Nov. 13, 2001 to
                                                 July 31, 2002         July 31, 2002
                                                 -------------       ----------------
Total Revenue                                     206,872,763          1,531,504,794

Direct Operating Costs                             86,838,022            739,753,397
Vehicle Depreciation, net                          82,498,883            623,306,672
SGA                                                39,798,525            345,462,305
Amortization of Intangibles                                --                290,750
Transition Cost                                    18,882,363            132,438,418
Interest Income                                      (213,210)            (2,378,577)
Interest Expense                                    4,415,250             46,166,773
FMV Stand Alone Caps                                3,092,737             27,078,618
Other (income) / expense net                          (21,671)            52,208,122
Loss on Sale and Leaseback Transaction
                                                  -----------          -------------

Income / (Loss) Before Tax                        (28,418,136)          (432,821,684)

Income Taxes                                               --                     --
Extraordinary Gains/(Losses)                               --                     --

Net Income after Tax, before adoption             (28,418,136)          (432,821,684)
                                                  -----------          -------------

Cumm effect of chg in acct p,net of tax                    --                     --
                                                  -----------          -------------

Net Income                                        (28,418,136)          (432,821,684)
                                                  ===========          =============


Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.